Exhibit 99.2

Growth Perspectives Oil and Gas Investment Symposium April 2008 New York, NY

Forward Looking Statements
The statements contained in this presentation that are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, regarding the Company’s expectations, beliefs, intentions or strategies regarding the future. Such forward-looking statements relate to, among other things: (1) the Company’s proposed exploration and drilling operations on its various properties, (2) the expected production and revenue from its various properties, and(3) estimates regarding the reserve potential of its various properties.  These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward-looking statements.  Such factors include but  are not limited to: (1) the Company’s ability to finance the continued exploration and drilling operations on its various properties, (2) positive confirmation of the reserves, production and operating expenses associated with its various properties; and (3) the general risks associated with oil and gas exploration and development, including those risks and factors described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on March 31, 2008.  The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

PRC Overview Microcap E&P Company focused on developing  domestic oil and natural gas reserves through: Secondary recovery efforts in producing oil fields  Exploration and development of prospect areas with long Exploration and development of prospect areas with long life reserves and multi-year development programs Diversified portfolio to broaden upside potential and minimize downside risk

PRC Management  Wayne P. Hall – CEO & Chairman of the Board —26 years exploration industry experience —Co-founder and President, Hall-Houston Oil Company (1983)  Don Kirkendall–President —26 years in E&P, gas marketing and natural gas pipeline industry —Co-founded and managed a successful E&P Company and a gas marketing company Jim Denny–Chief Operating Officer —Petroleum Engineer and Certified Geologist —35 years technical energy industry experience —Former President & CEO of Gulf Energy Management Company Harry Lee Stout–CFO & General Counsel —29 years exploration and energy industry experience —Former President of KCS Energy Services, Inc. Allen McGee–Chief Accounting Officer—35 years energy industry accounting experience —Former Controller for Williams Exploration Company

Company Overview  Overview Objectives Reserve Summary 2008 CAPEX

PRC Overview Organized: April 2005American Stock Exchange:PRC  Common Shares :36.6 Million Preferred Shares: 2.47 Million Share Price (as of 3/31/08): $1.35 Market Cap (as of 3/31/08): $50 MillionAverage Daily Volume (3 months):71,000 Net Daily Production (12/31/07):~ 400 (boe/day)Net Daily Production (3/31/08):~ 550 (boe/day) Cash Position: $12.0 Million Total Dbt:  $14.3 Million

Financial Summary Financial Summary Table 20072006 Oil and gas sales$      6,920,532 $         151,416 Other income$         100,000 -Gain (loss) on sale of propetry -$      1,394,170 Total Revenue$      7,020,532 $      1,546,170 ExpensesLease operating costs$      3,510,637 $          55,172 Exploration$      1,767,898 $      2,150,729 Impairment of properties$          95,272 $         614,770 DD&A$      1,815,384 $         304,396 G&A$      2,751,533 $      2,602,632  Total Expense$      9,940,724 $      5,727,632 Other income (expense)Interest income$         171,557 $         286,564 Minority interest$         376,270 -Loss on derivative contracts$     (2,458,165)-Provision for income tax—interest expense $(743,023) (4,020)  Dividend on Series A Convertible Preferred$        (510,928)-Net income (loss) available to common shareholders $     (6,084,481)$     (3,898,985)EPS, weighted average$           (0.290)$           (0.200)

Net income (loss) available to common shareholders $ (6,084,481) $(3,898,985)

PRC –Objectives Creating Shareholder Value: Steadily increasing oil and gas production Increasing revenues and cash flow Reserve growth through: EOR in North Dakota Low risk exploitation Medium risk exploration Doubling daily production over 2007 Doubling reserves over 2007 2008 Objectives Include:  Increased public visibility of PRC

Reserve Base –YE 2007 Reserve Summary Reserve by Category 91% crude oil   Proved + Probable ~ 10.5 Mmboe PV-10 Proved Reserves ~ $54 Million PV-10 Proved + Probable ~ $240 Million Proved reserves 2.7 Mmboe Total 2P Reserves:  10.5 Mmboe  PDP PDNP PUD Prob  1456.5 276.2 983.9 7829.9 Mboe

Year Over Year 2P Reserves

	PDP	PDNP	PUD	Total Proved	Total Probable	Total 2P	% Oil
	Year End 2006						
Oil, MBbl	7.90	0.00	0.00	7.90	0.00	7.90	
Gas, MMcf	41.00	75.20	0.00	116.20	0.00	116.20	
Total Mboe	14.73	12.53	0.00	27.27	0.00	27.27	28.96%
PV-10 Value*	$ 315	$ 265	$ -	$ 580	$ -	$ 580	
	Year End 2007						
Oil, MBbl	1,278.20	244.30	847.00	2,369.50	7,184.00	9,553.50	
Gas, MMcf	1,069.90	191.40	820.70	2,082.00	3,875.60	5,957.60	
Total Mboe	1,456.52	276.20	983.78	2,716.50	7,829.93	10,546.43	90.60%
PV-10 Value*	$ 29,946	$ 5,681	$ 18,695	$ 54,321	$ 187,109	$ 241,430	

* In $000's

PETRO RESOURCES
A Diversified Exploration and Production Company
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2008 CAPEX  Other Prospect Areas Illinois Basis Chama Basis Permian Basis Offshore: Gulf of Mexico Williston Basin:  Exploratory Williston Basis:  Secondary Recovery $385 $380 $1,400 $2,125 $4,000 $3,700 $9,300 Estimated CAPEX Total:  $21,290 M Developmental:  $9,300 M Exploratory:  $11,9020 M

Properties  Producing PropertiesWilliston Basin: North Dakota–Permian Basin: Texas Gulf of Mexico  Drilling Prospects–Chama Basin: New Mexico–Illinois Basin: Kentucky

Drilling Success by Prospect Area As of 3/31/2008 45 40 35 30 25 20 15 0105 0 Completed Dry Hole 78% Williston 91% Permian Basis 78% Gulf of Mexico Total – 84%

Williston Basin: North Dakota

Williston Basin Long Life Production Base Secondary Recovery Upside Exploration Prospects 3 Key Attractions:

Williston Basin – North Dakota



PRC Interest:	**Approx 43.5% WI**
Primary Production:	**Nesson / Bluell / Sherwood**
Oil Potential 100%:	**~25,000 Mbbls (Un-risked)**
Net PRC Potential:	**9,500 Mbbls (Un-risked)**
Daily Prod:	**~400 (boe)**
2008 Plan:	**3-4 Horizontal wells**
	4-5 Injector wells

2007 Production Increase: 34%

Secondary Recovery Program

- Long-term growth program across 15 producing fields acquired by PRC in 2007
- Excellent upside: 7,300 Mboe estimated net potential to PRC (excludes 2,110 Mboe Proved)
- Existing fields with known production yield low cost development with mitigated risk
- Demonstrated effectiveness of water re-pressurization
- 7 to 10 fold increase in production rates
- Currently re-pressurizing 6 fields

PETRO RESOURCES A Diversified Exploration and Production Company

16

Secondary Recovery Implementation Plan Unitize Drill New Wells Re-pressurize Secondary Recovery Tertiary Recovery Field Name North Grano Mohall Lake Darling East Flason Glenburn West Greene Pratt Eden Valley Flaxton Lake View Portal SW Glenburn U. Des Lac Wheaton Woburn Year 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17

Secondary Recovery Results  North GranoUnit fully into secondary recovery Drilled 3 producing wells in 2007  Moved Reserves from PUD to PDP Six fields being re-pressurized Bottom hole pressures are increasing Moved ’07 Reserves from Probable to PUD Increased injection rates are having a positive impact Production per well is improvingThree horizontal wells planned for 2008

Production Response: North Grano vs. Analogs 135 Bbls/d 17 Bbls/d NorthGrano Truro Wiley  0%Year1Year2Year3Year4Year5Year6Year7Year8Year9 Year10Y Year11Y Year12Y Year14Y

Mohall Madison Unit Response



Reservoir Response to Water Injection
Mohall Madison Unit
Cum Oil 4.7 MMBbl, Water 15.1 MMBbl
280
270
260
250
240
230
220
Oil Rate, Bbls/Well/Mos
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Replaced Volume, %
24 Producing Wells
0 Injector Wells
17 Producing; 50.2 MBbl/Mos
8 Injection Wells; 97.9 MBbl/Mos
Inject Rate vs. Prod Rate;195%
16.17% Fill to 12/07
7/11/02
1/27/03
8/15/03
3/2/04
9/18/04
4/6/05
10/23/05
5/11/06
11/27/06
6/15/07
1/1/08
Time
Oil Rate, Bbls/Well/Mos
Replacement Volume, %

A Diversified Exploration and Production Company

20

Pratt Madison Unit Response


Reservoir Response to Water Injection
Pratt Madison Unit
Cum Oil 1.1 MMBbl, Water 5.6 MMBbl
Oil Rate, Bbls/Well/Mos
Replaced Volume, %
200
180
160
140
120
100
80
60
40
20
0
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
6/15/07
7/5/07
7/25/07
8/14/07
9/3/07
9/23/07
10/13/07
11/2/07
11/22/07
12/12/07
1/1/08
Time
9 Producing Wells
0 Injector Wells
8 Producing; 1.5 MBbl/Mos
3 Injection; 64.2 MBbl/Mos
Inject Rate vs. Prod Rate; 293%
4.01% Fill to 12/07
Oil Rate, Bbls/Well/Mos
Replacement Volume, %

A Diversified Exploration and Production Company

21

Secondary Recovery: Reserve Class Transition Probably PUD PDP Present After Pressure Response New Producing Wells Fully Developed PDP

Williston Basin –Exploration: NewporteProspect Area •Re-drill of Shell Oil discovery in 1977•3D seismic survey in Q4 2007 •Low geologic risk by previous successes • Moderate Risk High Impact Potential  •20 –25 Mmboe Reserve Potential •PRC has 25% interest•PotentialIPRates>1000bbls/day•Potential IP Rates >1,000 bbls/day•Multiple horizons imaging potential pay

Cinco Terry Prospect

Cinco Terry, Permian Basin –Crockett County, Texas Acreage:                      18,000 acresPRC Interest:               10%Objective Horizon Primary:Canyon Sands (Gas)Secondary:     Ellenberger (Gas &Oil)Wolfcamp (Gas)Potential Wells:          120 +Completed: 20 approximately2008 Plan:                    24-36 estimated2009 Plan:                    24-36 estimated     Drilling success rate > 90% EstimateEURs500Mmcfe2Bcfe(gross)withD&Ccostsof$850kEstimate EURs 500 Mmcfe –2 Bcfe (gross) with D&C costs of $850k Continuing drilling program with dedicated Multi-year exploration program

Cinco Terry, Permian Basin -Production Net Boe Per Month Oil Natural Gua (boe) 0 500 1000 1500 2000 2500 3000 3500 Jul ’07 Aug Sep Oct Nov Dec Jan ’08 Feb

Cinco Terry, Permian Basin –One Rig Drilling Quarterly RevenuesWell Count 200620072008 E2009 E2010 E

Offshore and Chama Basin

Gulf of Mexico –Hall Houston Exploration Hall-Houston team is one of the best in Gulf of Mexico           To date:  14 successful wells out of 18 drilled.  78% Success rate. Extensive inventory of ready to drill prospects  Shallow water  drilling, wells typically  <10,000’ TVD   High rates of return from GOM wells provides excellent balance to onshore properties

Chama Basin – Rio Arriba County, New Mexico


El Vado
90,300 Acres
Boulder Mancos
2.2 MMBO CUM
Puerto Chiquito E
5.3 MMBO CUM
RIO ARRIBA
Puerto Chiquito W
22.5 MMBO CUM

Acreage:	90,000 acres
Interest:	10% WI
Primary Objective:	Mancos Shale (Oil)
Secondary targets:	Dakota and Morrison
Oil Potential:	30,000 Mbbls (Un-risked)
Oil Net PRC:	2,400 Mbbls (Un-risked)
2008 Plan:	Q3 Spud first wells

- **Operator: Approach Resources Inc.**
- **Prospective for shallow oil @ 2,500' from Dakota and Morrison**
- **Potential for substantial reserves with low finding cost**
- **Close proximity to analog fields including Puerto Chiquito Fields and Boulder Mancos**

PETRO RESOURCES A Diversified Exploration and Production Company

30

Summary Growth Highlights Contact Information

PRC Production Growth Boe/Qtr Permian Gas Permian Oil Williston Gas Williston Oil 1Q’07 2Q’07 3Q’07 4Q’07 1Q’08E

Summary of Production and Revenues Annual Production Annual Revenues (BOE @ $65/bbl.)

Contact Information Petro Resources Corporation  Address:  777 Post Oak Blvd Suite 910 Houston, TX  77056 Office:  832-369-6986 Fax: 832-360-6992 Website:  www.petroresourcescorp.com

Wayne P. Hall – CEO Donald L. Kirkendall – President – Harry Lee Stout – CFO General Counsel Jim Denny – COO PE Brad Holmes – investor Relations

Appendix 1: Williston Basin –Northern Central North Dakota Primary Secondary Re-Pressurizing